UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2008

SYMYX TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27765	77-0397908
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 Central Expressway		95051
Santa Clara, California		(Zip Code)
(Address of principal executive offices)

(408) 764-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers.  Compensatory Arrangements of Certain Officers.

On June 16, 2008, Symyx Technologies, Inc. held its 2008 Annual Meeting of Stockholders.  At the Annual Meeting, Symyx’s stockholders, upon recommendation of the Symyx Board of Directors, approved, among other things, the following amendments to Symyx’s 2007 Stock Incentive Plan:

●	an increase in the aggregate number of shares of common stock authorized for issuance under the 2007 Stock Incentive Plan by 4,700,000 shares; and
●
a reduction in the number of shares available for issuance under the 2007 Stock Incentive Plan by one share for each share of common stock subject to a stock option or stock appreciation right and by one and sixty-five hundredths (1.65) shares for each share of common stock subject to any other type of award issued pursuant to the 2007 Stock Incentive Plan.

The 2007 Stock Incentive Plan provides for the grant of stock options, restricted stock, restricted stock units and stock appreciation rights.   A total of 5,450,000 shares of common stock is reserved for issuance under the 2007 Stock Incentive Plan, plus any shares of common stock that would otherwise return to either the Symyx 1997 Stock Plan or 2001 Nonstatutory Stock Option Plan as a result of forfeiture, termination or expiration of awards previously granted under those plans. A more detailed description of the 2007 Stock Incentive Plan, as amended, is contained in Symyx’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 13, 2008 under the heading “Proposal No. 3—Approval of Amendments to the 2007 Symyx Technologies, Inc. Stock Incentive Plan.”  The 2007 Stock Incentive Plan is attached hereto as Exhibit 10.23 to this report, and this description of the 2007 Stock Incentive Plan is qualified in its entirety by reference to the copy of the 2007 Stock Incentive Plan attached hereto.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 16, 2008, the Symyx Technologies, Inc. Amended and Restated Bylaws were amended and restated to decrease the number of authorized directors from eight (8) directors to six (6) directors.  A copy of the Symyx Technologies, Inc. Amended and Restated Bylaws, as of June 16, 2008, is attached as Exhibit 3.2.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description
	3.2	Amended and Restated Bylaws of Symyx Technologies, Inc., effective as of June 16, 2008.
	10.31	Symyx Technologies, Inc. 2007 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMYX TECHNOLOGIES, INC.

Date: June 16, 2007	By:	/s/ Rex S. Jackson
Rex S. Jackson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Symyx Technologies, Inc., effective as of June 16, 2008.
10.31	Symyx Technologies, Inc. 2007 Stock Incentive Plan